UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

Cowen Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐
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The following e-mail was sent to employees of Cowen Inc. on September 14, 2022 in connection with the proposed business combination between Cowen Inc. and The Toronto-Dominion Bank.

SUBJECT LINE:  TD Cowen and TD Securities Leadership Structure

TD Cowen and TD Securities Leadership Structure

Earlier today, Riaz Ahmed, President and CEO, TD Securities (https://www.tdsecurities.com/ca/en/riaz-ahmed-biography), shared a few organizational announcements with the broader TD Securities community. As mentioned in my previous note, we’re committed to being timely and transparent with you when we have updates about the integration and today, I want to provide greater clarity regarding the initial leadership structure. This is the first of many announcements on this front and is not meant to be all encompassing. Over the next few months, as we clear regulatory hurdles and we get further along in the integration process, we will share more information with you.

Last week, Riaz announced that Robbie Pryde, Head of Corporate Investment Banking at TD, has decided to retire from the Bank. Robbie is a 20+ year senior leader at TD Securities and played a critical role in bringing about the acquisition of Cowen. Robbie will be staying on as part of the senior leadership team, continuing to lead Corporate Investment Banking until the closing of the Cowen acquisition and will help to ensure a smooth transition and integration. Robbie has also assured me that he will remain available to all of us (and to everyone at TD) as an advisor and consigliere for years to come. We wish him the best in his next chapter.

Upon closing:

●
I will assume the role of President, TD Cowen, responsible for the collaborative leadership of TD Securities’ businesses that will operate under the TD Cowen brand name. I’ll lead the development and implementation of business plans and strategies to drive our growth and will report to Riaz.

●
Glenn Gibson (https://www.tdsecurities.com/ca/en/glenn-gibson-biography) will continue in his role as Head of US Region, on the expanded TD Securities platform, leading the development and implementation of business plans and strategies, including managing Board and Regulatory relationships and overall supervisory processes. In addition, Glenn will continue in his role providing senior executive coverage in Sponsors and Investment Banking platforms as Global Head of Corporate Banking, which includes direct oversight over Leverage Finance and Global Transaction Banking.  Glenn will continue to report to Riaz.

●
Larry Wieseneck and Tim Wiggan (https://www.tdsecurities.com/ca/en/tim-wiggan-biography) will be Co-Heads, Global Investment Banking, responsible for the collaborative leadership of our Investment Banking businesses. Larry will report to me and Riaz. Tim will continue to report to Riaz.

●
Dan Charney and Chris Vogel (https://www.tdsecurities.com/ca/en/chris-vogel-biography) will be Co-Heads, Global Markets, responsible for the collaborative leadership of our Global Markets businesses. Dan will report to me and Riaz. Chris will continue to report to Riaz.

●	Malcolm Lang (https://www.tdsecurities.com/ca/en/malcolm-lang-biography) will continue in his role as Chief Financial Officer and Chief Operating Officer of TD Securities reporting to Riaz.

●	John Holmes will be the Chief Operating Officer, TD Cowen. John will report to Malcolm as well as regionally, to Christina Petrou.

●	Malcolm and John will oversee the Office of Integration for the Cowen acquisition.

●	Steve Lasota will be the Chief Financial Officer, TD Cowen. Steve will report to Danny Salinas.

●	Owen Littman will be a General Counsel in TD Legal, TD Cowen and will report to Liz Ferando.

As mentioned in my last email, we anticipate the transaction to close in the first quarter of 2023, subject to regulatory approval.  Additional updates will be announced as we advance the integration discussions and get closer to deal close.

Jeff

COWEN

Jeffrey M. Solomon
Chair and Chief Executive Officer

Cowen Inc.
599 Lexington Ave., 20th floor
New York, NY 10022
T 212 845 7917
jeffrey.solomon@cowen.com

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between Cowen Inc. (the “Company”) and The Toronto-Dominion Bank (“TD”).  In connection with the proposed transaction, the Company intends to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”) in preliminary and definitive form, and the Company will mail the definitive Proxy Statement to its stockholders and file other documents regarding the proposed transaction with the SEC.  HOLDERS OF COMMON STOCK OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Proxy Statement and other relevant materials (when they become available) and any other documents filed or furnished by the Company with the SEC may be obtained free of charge at the SEC’s web site (http://www.sec.gov), through the Company’s Investor Relations page (http://www.cowen.com/investor-relations), or by writing to Cowen Inc., Attn: Owen Littman at 599 Lexington Avenue, New York, NY, 10022 or at Owen.Littman@cowen.com.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of shares of the Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2022 Annual Meeting of Stockholders, which was filed with the SEC on May 27, 2022. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such 2022 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC.

Additional information concerning the interests of the Company’s participants in the solicitation will be set forth in the Proxy Statement (when available). Investors may obtain additional information regarding the interests of such participants by reading the Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Cautionary Note Regarding Forward-Looking Statements

This communication contains certain forward-looking statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, you can identify these statements by forward-looking terms such as “may,” “might,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “possible,” “potential,” “intend,” “seek” or “continue,” the negative of these terms and other comparable terminology or similar expressions.

These forward-looking statements represent only the Company’s beliefs regarding future events (many of which, by their nature, are inherently uncertain and beyond the Company’s control) and are predictions only, based on the Company’s current expectations and projections about future events.  There are important factors that could cause the Company’s actual results, level of activity, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, among others:

●	the parties’ ability to consummate the proposed transaction within the expected time-frame or at all;

●
the satisfaction or waiver of the conditions to the completion of the proposed transaction, including the receipt of the required approval of the Company’s stockholders with respect to the proposed transaction and the receipt of regulatory clearances required to consummate the proposed transaction, in each case, on the terms expected or on the anticipated schedule;

●	the risk that the parties may be unable to achieve the anticipated benefits of the proposed transaction within the expected time-frames or at all;

●	the possibility that competing offers or acquisition proposals for the Company will be made;

●	the occurrence of any event that could give rise to the termination of the proposed transaction, including in circumstances which would require the Company to pay a termination fee;

●
the effect of the announcement or pendency of the proposed transaction on the Company’s ability to retain and hire key personnel and its ability to maintain relationships with its customers, clients, vendors and others with whom it does business;

●	risks related to diverting management’s attention from the Company’s ongoing business operations; and

●	the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability and may delay the proposed transaction.

In particular, you should consider the risks outlined under Item 1A - ”Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and subsequent reports the Company has filed with the SEC.  Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, level of activity, performance or achievements.  Moreover, none of the Company or any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements.  You should not rely upon forward-looking statements as predictions of future events.  These forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any of these forward-looking statements after the date they are made except to the extent required by applicable law.  Further disclosures that the Company makes on related subjects in additional filings with the SEC should be consulted.